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                              ARTHUR ANDERSEN LLP



                                                                      EXHIBIT 23


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 333-52775 and 333-71443




                                       /s/ Arthur Andersen LLP
                                       ARTHUR ANDERSEN LLP


Milwaukee, Wisconsin,
February 26, 1999.